THE ADVISORS' INNER CIRCLE FUND

                         AMENDED AND RESTATED RULE 18F-3
                               MULTIPLE CLASS PLAN

                                  FEBRUARY 2002

The Advisors' Inner Circle Fund (the "Trust"), a registered investment company that consists of a number of separately managed funds, has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares in each fund listed on Schedules attached hereto (each a "Fund" and together the "Funds").

A.   ATTRIBUTES OF SHARE CLASSES

     1. The rights of each class of shares of the Funds shall be as set forth in the respective Certificate of Class Designation for each class (each a "Certificate") as each such Certificate is attached as Exhibits hereto.

     2. With respect to each class of shares created hereunder, each share of a Fund will represent an equal PRO RATA interest in the Fund and will have identical terms and conditions, except that: (i) each new class will have a different class name (or other designation) that identifies the class as separate from any other class; (ii) each class will be offered and sold only to investors meeting the qualifications set forth in the Certificate and disclosed in the Trust's prospectus
          (es); (iii) each class will separately bear any distribution fees that are payable in connection with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"), and separately bear any service fees ("service fees") that are payable under any service agreement entered into with respect to that class which are not contemplated by or within the scope of the Distribution Plan; (iv) each class may bear, consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operations which are directly attributable to such class ("Class Expenses"); and (v) shareholders of each class will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to such class (such as a Distribution Plan or service agreement relating to such class), and will have separate voting rights on any matter submitted to shareholders in which the interests of that class differ from the interests of any other class.

B.   EXPENSE ALLOCATIONS

     1. With respect to each Fund, the expenses of each class shall be allocated as follows: (i) any Rule 12b-1 fees relating to a particular class of shares associated with a Distribution Plan or service fees relating to a particular class of shares are (or will be) borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class are (or will be) borne exclusively by that class; and (iii) Class Expenses relating to a particular class are (or will be) borne exclusively by that class.

     2. Non-class specific expenses shall be allocated in accordance with Rule 18f-3(c).

C.   AMENDMENT OF PLAN; PERIODIC REVIEW

     1. This Plan must be amended, as necessary, to properly describe (through additional Exhibits hereto) any new class of shares approved by the Board.

     2. The Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, must review this Plan at least annually for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class covered by the Plan. In approving any material amendment to the Plan, the Trustees, including a majority of the Trustees who are not interested persons of the Trust, must find that the amendment is in the best interests of each class individually and the Trust as a whole.

                                   SCHEDULE A

                                    AIG FUNDS


FUND                                            CLASS A           CLASS B
----                                            -------           -------

AIG Money Market Fund                              X                 X

                                   SCHEDULE B

                                    CRA FUNDS


                                                CLASS A        INSTITUTIONAL
FUND                                                               CLASS
----                                            -------        -------------

CRA Realty Shares Fund                             X                 X

                                   SCHEDULE C

                             TOEWS CORPORATION FUNDS


FUNDS                                           ADVISOR CLASS    INVESTOR CLASS
-----                                           -------------    --------------

S&P 500 Hedged Index Fund                             X                 X

OTC Hedged Index Fund                                 X                 X

                                   SCHEDULE D

                                  SYNOVUS FUNDS


FUNDS                              CLASS A     CLASS B   CLASS C
-----                              -------     -------   -------

Large Cap Core Equity Fund            X           X          X

Mid Cap Value Fund                    X           X          X

Intermediate-Term Bond Fund           X           X

Georgia Municipal Bond Fund           X

                                   SCHEDULE E


                         THE RICE, HALL JAMES PORTFOLIOS


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

Rice, Hall James Micro Cap Portfolio                         X

Rice, Hall James Small/Mid Cap Portfolio                     X

                                   SCHEDULE F


                           ICM SMALL COMPANY PORTFOLIO


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

ICM Small Company Portfolio                                  X

                                   SCHEDULE G


                        INDEPENDENCE SMALL CAP PORTFOLIO


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

  Independence Small Cap Portfolio                           X

                                   SCHEDULE H


                              THE SIRACH PORTFOLIOS


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

Sirach Growth Portfolio                                      X

Sirach Equity Portfolio                                      X

Sirach Special Equity Portfolio                              X

Sirach Bond Portfolio                                        X

Sirach Strategic Balanced Portfolio                          X

                                   SCHEDULE I


                    THE MCKEE INTERNATIONAL EQUITY PORTFOLIO


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

McKee International Equity Portfolio                         X

                                   SCHEDULE J


                               THE TS&W PORTFOLIOS


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

TS&W Equity Portfolio                                        X

TS&W Fixed Income Portfolio                                  X

TS&W International Equity Portfolio                          X

                                   SCHEDULE K


                             THE ANALYTIC PORTFOLIOS


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

Analytic Defensive Equity Fund                               X

Analytic International Fund                                  X

Analytic Short-Term Income Fund                              X

                                   SCHEDULE L


                       ACADIAN EMERGING MARKETS PORTFOLIO


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

Acadian Emerging Markets Portfolio                           X

                                   SCHEDULE M


                          CAMBIAR OPPORTUNITY PORTFOLIO


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

Cambiar Opportunity Portfolio                                X

                                   SCHEDULE N


                           FMA SMALL COMPANY PORTFOLIO


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

FMA Small Company Portfolio                                  X

                                   SCHEDULE O


                    CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO


                                                       INSTITUTIONAL
FUNDS                                                      CLASS
-----                                                  -------------

  Chicago Asset Management Value Portfolio                   X

                                                                       EXHIBIT A

                              AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                    CLASS A

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Class A are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $10,000,000.

3.   EXCHANGE PRIVILEGES

     Class A Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class A Shares (such as a distribution plan or service agreement relating to the Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class A Shares do not have a conversion feature.

                                                                       EXHIBIT B

                              AIG MONEY MARKET FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS B

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class B Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .35% of each Fund's average daily net assets attributable to the Class B Shares. The Distributor will use its fee for expenses associated with the promotion and sale of the Fund's Class B Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Class B Shares are available to individual and institutional investors and require a minimum initial investment (as described in the prospectus) of $25,000.

3.   EXCHANGE PRIVILEGES

     Class B Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Class B shareholder will have one vote for each full Class B Share held and a fractional vote for each fractional Class B Share held. Class B shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class B Shares (such as a distribution plan or service agreement relating to the Class B Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class B shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class B Shares do not have a conversion feature.

                                                                       EXHIBIT C

                           CRA REALTY SHARES PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS A

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Class A Shares are sold subject to a sales load as described in the prospectus, and are also subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor may use its fee for expenses associated with the promotion and sale of the Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares require a minimum initial investment of $5,000 and are available to both individual and institutional investors.

3.   EXCHANGE PRIVILEGES

     Class A Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class A Shares do not have a conversion feature.

                                                                       EXHIBIT D

                           CRA REALTY SHARES PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                              INSTITUTIONAL SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Shares require a minimum initial investment of $100,000 and are offered primarily to financial institutions investing for their own or their customers' accounts.

3.   EXCHANGE PRIVILEGES

     Institutional Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional shareholder will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Institutional shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a distribution plan or service agreement relating to Institutional Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Institutional Shares do not have a conversion feature.

                                                                       EXHIBIT E

                            S&P 500 HEDGED INDEX FUND
                              OTC HEDGED INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                 INVESTOR CLASS

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Investor Class Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee.

2.   ELIGIBILITY OF PURCHASERS

     Investor Class Shares are offered primarily to individuals investing through registered investment advisers and financial institutions investing for their own customers' accounts.

3.   EXCHANGE PRIVILEGES

     Investor Class Shares of each Fund may be exchanged for Investor Shares of each other Toews Corporation Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each Investor Class shareholder will have one vote for each full Investor Class Share held and a fractional vote for each fractional Investor Class Share held. Investor Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Investor Shares (such as a distribution plan or service agreement relating to Investor Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Investor Class shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Investor Shares do not have a conversion feature.

                                                                       EXHIBIT F

                            S&P 500 HEDGED INDEX FUND
                              OTC HEDGED INDEX FUND
                        CERTIFICATE OF CLASS DESIGNATION

                                  ADVISOR CLASS

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Advisor Class Shares are sold subject to a contingent deferred sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution and Service Plan (the "Plan") approved by the Board of Trustees at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to the Advisor Class Shares. The Distributor will use .75% of the fee for distribution services and other expenses associated with the promotion and sale of the Fund's Advisor Class Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. The Distributor will use .25% of the fee it receives in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Advisor Class shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.   ELIGIBILITY OF PURCHASERS

     Advisor Class Shares are available to individual and institutional investors through broker-dealers and financial planners and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Advisor Class Shares may be exchanged for Advisor Class Shares of each other Toews Corporation Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each Advisor Class shareholder will have one vote for each full Advisor Class Share held and a fractional vote for each fractional Advisor Class Share held. Advisor Class shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Advisor Class Shares (such as a distribution plan or service agreement relating to Advisor Class Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Advisor Class shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Advisor Class Shares do not have a conversion feature.

                                                                       EXHIBIT G

                                THE SYNOVUS FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                     CLASS A

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS, OTHER EXPENSES

     Class A Shares are sold subject to a sales load as described in the prospectus, and are also subject to a Rule 12b-1 fee. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution Plan approved by the Board of Trustees at an annual rate of up to .25% of each Fund's average daily net assets attributable to the Class A Shares. The Distributor may use its fee for expenses associated with the promotion and sale of the Fund's Class A Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

2.   ELIGIBILITY OF PURCHASERS

     Class A Shares require a minimum initial investment of $2,500 and are available to both individual and institutional investors.

3.   EXCHANGE PRIVILEGES

     Class A Shares may be exchanged for Class A Shares of each other Synovus Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each Class A shareholder will have one vote for each full Class A Share held and a fractional vote for each fractional Class A Share held. Class A shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to Class A Shares (such as a distribution plan or service agreement relating to Class A Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class A shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class A Shares do not have a conversion feature.

                                                                       EXHIBIT H

                                THE SYNOVUS FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 CLASS B SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class B Shares are sold subject to a contingent deferred sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution and Service Plan (the "Plan") approved by the Board of Trustees at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to the Class B Shares. The Distributor will use .75% of the fee for distribution services and other expenses associated with the promotion and sale of the Fund's Class B Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. The Distributor will use .25% of the fee it receives in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Class B shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.   ELIGIBILITY OF PURCHASERS

     Class B Shares are available to individual and institutional investors through broker-dealers and financial planners and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class B Shares may be exchanged for Class B Shares of each other Synovus Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each Class B shareholder will have one vote for each full Class B Share held and a fractional vote for each fractional Class B Share held. Class B shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class B Shares (such as a distribution plan or service agreement relating to Class B Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class B shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class B Shares automatically convert to Class A Shares after eight (8) years.

                                                                       EXHIBIT I

                                THE SYNOVUS FUNDS

                        CERTIFICATE OF CLASS DESIGNATION

                                 CLASS C SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Class C Shares are sold subject to a contingent deferred sales charge (as described in the prospectus) and may be subject to Rule 12b-1 fees. The Trust, on behalf of each Fund, will make monthly payments to the Distributor under the Distribution and Service Plan (the "Plan") approved by the Board of Trustees at an annual rate of up to 1.00% of each Fund's average daily net assets attributable to the Class C Shares. The Distributor will use .75% of the fee for distribution services and other expenses associated with the promotion and sale of the Fund's Class C Shares, including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel. The Distributor will use .25% of the fee it receives in connection with its provision of shareholder or account maintenance services, or to compensate service providers for providing ongoing account maintenance and other services to Class C shareholders (including, where applicable, any underlying beneficial owners) identified in the Plan.

2.   ELIGIBILITY OF PURCHASERS

     Class C Shares are available to individual and institutional investors through broker-dealers and financial planners and may require a minimum initial investment (as described in the prospectus).

3.   EXCHANGE PRIVILEGES

     Class C Shares may be exchanged for Class C Shares of each other Synovus Fund in accordance with the procedures disclosed in the Funds' Prospectus and subject to any applicable limitations resulting from the closing of Funds to new investors.

4.   VOTING RIGHTS

     Each Class C shareholder will have one vote for each full Class C Share held and a fractional vote for each fractional Class C Share held. Class C shareholders will have exclusive voting rights regarding any matter submitted to shareholders that relates solely to the Class C Shares (such as a distribution plan or service agreement relating to Class C Shares), and will have separate voting rights on any other matter submitted to shareholders in which the interests of the Class C shareholders differ from the interests of holders of any other class.

5.   CONVERSION RIGHTS

     Class C Shares do not have a conversion feature.

                                                                       EXHIBIT J

                         THE RICE, HALL JAMES PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares of each Rice, Hall James Portfolio may be exchanged only for Institutional Class Shares of another Rice, Hall James Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT K

                           ICM SMALL COMPANY PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     ICM Small Company Portfolio Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT L


                        INDEPENDENCE SMALL CAP PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Independence Small Cap Portfolio Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT M

                              THE SIRACH PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares of each Sirach Portfolio may be exchanged only for Institutional Class Shares of another Sirach Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT N

                    THE MCKEE INTERNATIONAL EQUITY PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     McKee International Equity Portfolio Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT O

                               THE TS&W PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares of each TS&W Portfolio may be exchanged only for Institutional Class Shares of another TS&W Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT P

                             THE ANALYTIC PORTFOLIOS
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in each Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Institutional Class Shares of each Analytic Portfolio may be exchanged only for Institutional Class Shares of another Analytic Portfolio in accordance with the terms and conditions stated in each Fund's prospectus, as it may be amended from time to time, and to the extent permitted by the 1940 Act and the rules and regulations adopted thereunder.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT Q

                       ACADIAN EMERGING MARKETS PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Acadian Emerging Markets Portfolio Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT R

                          CAMBIAR OPPORTUNITY PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Cambiar Opportunity Portfolio Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT S

                           FMA SMALL COMPANY PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     FMA Small Company Portfolio Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.

                                                                       EXHIBIT T

                    CHICAGO ASSET MANAGEMENT VALUE PORTFOLIO
                        CERTIFICATE OF CLASS DESIGNATION

                           INSTITUTIONAL CLASS SHARES

1.   CLASS-SPECIFIC DISTRIBUTION ARRANGEMENTS; OTHER EXPENSES

     Institutional Class Shares are sold without a load or sales charge and do not impose a service fee or asset-based sales charge.

2.   ELIGIBILITY OF PURCHASERS

     Institutional Class Shares are available to individual and institutional investors, subject to the minimum investment requirement described in the Fund's prospectus.

3.   EXCHANGE PRIVILEGES

     Chicago Asset Management Value Portfolio Institutional Class Shares do not have exchange privileges.

4.   VOTING RIGHTS

     Each Institutional Class shareholder will have one vote for each full Institutional Class Share held and a fractional vote for each fractional Institutional Class Share held. Institutional Class shareholders will have:
     (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to its distribution or shareholder servicing arrangements; (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the Institutional Class shareholders differ from the interests of holders of any other class; and (iii) in all other respects the same rights and obligations as any other class.

5.   CONVERSION RIGHTS

     Institutional Class Shares do not have a conversion feature.